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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2005

ORIGEN RESIDENTIAL SECURITIES, INC. (as depositor under a Trust Agreement, dated as of December 1, 2005, providing for, inter alia, the issuance of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2005-B)

                       Origen Residential Securities, Inc.
             (Exact name of registrant as specified in its charter)

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
       DELAWARE                      333-117573                   20-1370314
State of Incorporation        (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)
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
27777 South Franklin Road, Suite 1700, Southfield, Michigan              48034
          (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (248) 644-5595

   ___________________________________________________________________________
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

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Item 8.01. Other Events

          Computational Materials

          Origen Residential Securities, Inc. (the "Registrant") anticipates that it will issue a series of notes entitled Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2005-B (the "Notes"), to be issued pursuant to an indenture, dated as of December 1, 2005, among Origen Manufactured Housing Contract Trust 2005-B, as issuer, and JPMorgan Chase Bank, N.A., as trustee. The Notes will be collateralized by a trust estate (the "Trust Estate") consisting primarily of all of the issuer's right, title and interest in and to certain manufactured housing installment sales contracts and installment loan agreements (the "Contracts"), including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto after the applicable cut-off date, but excluding any rights to receive payments which are due pursuant thereto on or before the applicable cut-off date.

          Citigroup Global Markets Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Contracts or other assets of the Trust Estate, the structure of the Notes and terms of certain classes of Notes, and the hypothetical characteristics and hypothetical performance of certain classes of Notes under certain assumptions and scenarios.

          The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be supplemented by a prospectus supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

          The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the related prospectus supplement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

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
Exhibit No.   Description
-----------   -----------
99.1          Computational Materials (as defined in Item 8.01) that have been provided by Citigroup Global Markets, Inc. to certain prospective purchasers of Origen Manufactured Housing Contract Trust
              Collateralized Notes, Series 2005-B.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ORIGEN RESIDENTIAL SECURITIES, INC.
                                        (Registrant)


                                        By: /s/ W. Anderson Geater
                                            ------------------------------------
                                        Name: W. Anderson Geater
                                        Title: Director, Secretary and Treasurer

Dated: December 2, 2005

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                                  EXHIBIT INDEX

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
          Item 601(a) of                                            Sequentially
Exhibit   Regulation S-K                                              Numbered
 Number     Exhibit No.                  Description                    Page
-------   --------------   --------------------------------------   ------------
1              99.1        Computational Materials (as defined in
                           Item 8.01) that have been provided by
                           Citigroup Global Markets, Inc. to
                           certain prospective purchasers of
                           Origen Manufactured Housing Contract
                           Trust Collateralized Notes, Series
                           2005-B.
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